SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 26, 2002



                         GS Mortgage Securities Corp.
            (Exact name of registrant as specified in its charter)


         Delaware                   333-89556                     13-6357101
    ------------------            ------------               -------------------
(State or Other Jurisdiction      (Commission                  (I.R.S. Employer
   of Incorporation)                File No.)                Identification No.)



                                85 Broad Street
                              New York, NY 10004
              (Address of Principal Executive Offices) (Zip Code)



                                (212) 902-1000
              Registrant's telephone number, including area code



                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.     Other Events
            ------------

            The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on June 6, 2002. Pursuant to this Registration Statement, the Registrant issued and sold $387,961,121 in aggregate principal amount of Mortgage Participation Securities, GSMPS Series 2002-1. This transaction closed on September 26, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            A list of the exhibits filed herewith is attached hereto.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:   /s/ Jay F. Strauss
                                                -------------------------------
                                                Name:    Jay F. Strauss
                                                Title:   Secretary

Dated: October 11, 2002

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

4.5.1 Trust Agreement, dated as of September 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2             Standard Terms to Trust Agreement (September 2002 Edition)

4.6               Form of Mortgage Participation Security (included as part of
                  Exhibit 4.5.1)